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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                August 15, 1996


               ContiSecurities Asset Funding Corp. on behalf of
                  ContiMortgage Home Equity Loan Trust 1996-3
            (Exact name of registrant as specified in its charter)


New York                          33-99340              Application Pending
(State or Other Jurisdiction)  (Commission                (I.R.S. Employer
   of Incorporation)            File Number)             Identification No.)


c/o Manufacturers and Traders Trust Company
    One M & T Plaza
    Buffalo, New York                                  14240
    (Address of Principal                            (Zip Code)
     Executive Offices)


       Registrant's telephone number, including area code (716) 842-4217


                                   No Change
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         In connection with the offering of ContiMortgage Home Equity Loan Pass-Through Certificates, Series 1996-3, described in a Prospectus Supplement dated as of July 30, 1996, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No- Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

         8.1            Tax Opinion of Arter & Hadden

        23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation

        99.1 Related Computational Materials provided by Merrill Lynch & Co. in connection with sales efforts

        99.2 Related Computational Materials provided by Bear, Stearns & Co. Inc. in connection with sales efforts.


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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CONTISECURITIES ASSET FUNDING CORP.,
                                        as Depositor


                                  By:      /s/ James E. Moore
                                      ----------------------------------
                                           Name: James E. Moore
                                           Title:  President

                                  By:      /s/ Jerome M. Perelson
                                      ----------------------------------
                                           Name:  Jerome M. Perelson
                                           Title:  Vice President



Dated:  August 19, 1996


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                                 EXHIBIT INDEX


Exhibit No.     Description                                             Page No.

 8.1            Tax Opinion of Arter & Hadden

23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation

99.1 Related Computational Materials provided by Merrill Lynch & Co. in connection with sales efforts

99.2            Related Computational Materials provided by Bear,
                Stearns & Co. Inc. in connection with sales efforts.